[PIONEER LOGO]




  PIONEER
  TAX-FREE INCOME FUND
                                                               CLASS Y SHARES
                                                Prospectus, February 28, 2002
























                                    CONTENTS



                                    Basic information about the fund          1
                                    Management                                6
                                    Buying, exchanging and selling shares     8
                                    Dividends, capital gains and taxes       16
                                    Financial highlights                     17


                                    Neither the Securities and
                                    Exchange Commission nor any
                                    state securities agency has
                                    approved the fund's shares or
                                    determined whether this
                                    prospectus is accurate or
                                    complete. Any representation
                                    to the contrary is a crime.


[text box]
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. [end text box]

[text box]
CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.
[end text box]


BASIC INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE
As high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in investment grade securities that provide income that is exempt from federal income tax and may not be subject to alternative minimum tax (AMT). These investments include bonds, notes and other debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities. Normally, the fund invests at least 80% (at the time of purchase) of its total assets in these securities.

The fund may invest in securities of any maturity. The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. The fund may also invest up to 20% of its assets in industrial development bonds.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

[box: magnifier icon]
INVESTMENT GRADE SECURITIES
A debt security is considered investment grade if it is:

|X| Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
    Group;
|X| Rated the equivalent rating by a nationally recognized securities rating organization; or
|X| Determined to be of equivalent credit quality by Pioneer [end text box]

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks current income exempt from federal income tax, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| Interest rates go up, causing the value of the fund's investments to decline |X| The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
|X| New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
|X| The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
|X| To the extent the fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the fund will be more susceptible to risks associated with that state or industry
|X| Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the fund's tax-exempt securities are generally exempt from federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.

THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

Class Y shares were first offered on February 28, 2002 and do not have a performance record. The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.
-----------------------------------------------------------------------


FUND PERFORMANCE

The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class Y shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases of Class Y shares.


THE HIGHEST CALENDAR QUARTERLY RETURN WAS 7.11% (12/31/94 TO 3/31/95) THE LOWEST CALENDAR QUARTERLY RETURN WAS (5.87)% (12/31/93 TO 3/31/94)



ANNUAL RETURN CLASS A SHARES
(Year ended December 31)


'92      8.73
'93      12.98
'94      (6.38)
'95      16.83
'96      3.57
'97      8.94
'98      6.20
'99      (4.29)
'00      11.63
'01      4.13

-----------------------------------------------------------------------


COMPARISON WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The table shows the average annual total returns for Class A shares of the fund over time and compares these returns to the returns of the Lehman Brothers Municipal Bond Index. This index is a widely recognized measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Unlike the fund, the index is not managed and does not incur expenses. The table:
o        Reflects sales charges applicable to the class
o        Assumes that you sell your shares at the end of the period
o        Assumes that you reinvest all of your dividends and distributions


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2001)


                                                               SINCE   INCEPTION
                        1 YEAR     5 YEARS     10 YEARS    INCEPTION       DATE
-------------------------------------------------------------------------------


Class A
Return before taxes       [0.55]     4.22       5.52         6.25      1/18/77
Return after taxes
on distributions          [0.85]     3.93       6.89         14.02
Return after taxes
on distributions
and sale of shares        1.69       4.25       7.03         14.03
....................................................................          ..
Lehman Brothers
Municipal Bond Index      5.13       5.98       6.63         8.13*         -
(reflects no deduction
for taxes)
-------------------------------------------------------------------------------
* Reflects the return of the index since its inception on December 31, 1979.



FEES AND EXPENSES

These are the estimated fees and expenses, based on the fund's latest fiscal year, you may pay if you invest in the fund.+



SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                          CLASS Y
------------------------------------------------------- ------------------
Maximum sales charge (load) when you buy shares               None
------------------------------------------------------- ------------------
------------------------------------------------------- ------------------
Maximum deferred sales charge (load)                          None
------------------------------------------------------- ------------------



ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets                 CLASS Y
------------------------------------------------------- ------------------

Management Fee                                               0.48%

------------------------------------------------------- ------------------
------------------------------------------------------- ------------------
Distribution and Service (12b-1) Fee                         0.00%
------------------------------------------------------- ------------------
------------------------------------------------------- ------------------

Other Expenses                                               0.18%

------------------------------------------------------- ------------------
------------------------------------------------------- ------------------

Total Annual Fund Operating Expenses                         0.66%

------------------------------------------------------- ------------------

+ Class Y shares were first offered on February 28, 2002.

EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                            NUMBER OF YEARS YOU OWN YOUR SHARES
                ------------------ ---------- ---------- -------------------
                            1          3           5        10
   ------------ ------------------ ---------- ---------- -------------------

   Class Y                 $ 67      $ 211       $ 368     $ 822

   ------------ ------------------ ---------- ---------- -------------------



OTHER INVESTMENT STRATEGIES AND RELATED RISKS
As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

MORE ON RATING CRITERIA
If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities as soon as it is prudent to do so.

TAXABLE INVESTMENTS
The fund may invest up to 20% of its net assets in securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

INVESTMENTS IN BELOW INVESTMENT GRADE SECURITIES
The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

INVESTMENTS IN INVERSE FLOATING RATE OBLIGATIONS
The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors.


SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES
The fund may use futures and options on securities and indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
|X| As a hedge against adverse changes in interest rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


MANAGEMENT

PIONEER, THE FUND'S INVESTMENT ADVISER,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2001, assets under management were approximately $99 billion worldwide, including over $19 billion in assets under management by Pioneer.


INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, the head of portfolio management and a senior vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% on assets over $300 million.
The fee is normally computed daily and paid monthly.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


BUYING, EXCHANGING AND SELLING SHARES

NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. You buy or sell Class Y shares at the share price.

DISTRIBUTION OF CLASS Y SHARES

The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

The distributor or its affiliates may make payments out of their own resources to dealers and other persons who distribute Class Y shares. Such payments may be based upon the value of Class Y shares sold. The distributor may impose conditions on the payment of such fees.

[text box: magnifier icon]
SHARE PRICE
The net asset value per share calculated on the day of your transaction. [end text box]


OPENING YOUR ACCOUNT

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

ACCOUNT OPTIONS
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-888-294-4480

TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

[text box: telephone icon]
BY PHONE
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-888-294-4480 between 9:00 a.m. and 6:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
[end text box]

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE
When you place an order to purchase, exchange or sell Class Y shares it must be received in good order by the transfer agent or by your broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) in order to purchase shares at the price determined on that day.

If you place your order through a broker-dealer, you must place the order before the close of regular trading on the New York Stock Exchange and your broker-dealer must submit the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time) for your share price to be determined at the close of regular trading on the date your order is received. Your broker-dealer is responsible for transmitting your order to the distributor. In all other cases except as described below for wire transfers, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order.

BUYING
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

MINIMUM INVESTMENT AMOUNT

Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount.

WAIVERS OF THE MINIMUM INVESTMENT AMOUNT
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor.

EXCHANGING
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING
Your Class Y shares will be sold at net asset value per share next calculated after the fund receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

[text box]
GOOD ORDER MEANS THAT:
|X|  You have provided adequate instructions
|X|  There are no outstanding claims against your account
|X|  There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X|      Your request includes a signature guarantee if you:
     -   Are selling over $100,000 worth of shares and
     - Want the sale proceeds sent to an address other than your bank account of record or
     - Want the sale proceeds to be made payable to someone other than the account's record owners or
     - The account registration, address of record or bank account of record has changed within the last 30 days
     -   Are selling or exchanging over $5 million worth of shares
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
[end text box]

[text box: capital icon]
You may have to pay income taxes on a sale or an exchange.
[end text box]


BUYING SHARES
EXCHANGING SHARES


IN WRITING, BY MAIL OR BY FAX
You can purchase Class Y shares by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

You can exchange Class Y shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
|X| The name and signature of all registered owners
|X| A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
|X| The name of the fund out of which you are
    exchanging and the name of the fund into which you are exchanging
|X| The dollar amount or number of Class Y shares you are exchanging

BY PHONE OR WIRE
BY WIRE
If you have an existing Class Y account, you MAY WIRE FUNDS TO PURCHASE CLASS Y SHARES. Note, however, that:

|X| State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
|X| If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
|X| Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
|X| Wire transfers may be restricted on holidays and at certain other times

INSTRUCT YOUR BANK TO WIRE FUNDS TO:
Receiving Bank:                     State Street Bank
                                and Trust Company
                               225 Franklin Street
                                            Boston, MA 02101
                            ABA Routing No. 011000028
For further credit to:              Shareholder Name
                                            Existing Pioneer
                                            Account No.
                          Pioneer Tax-Free Income Fund

BY PHONEAfter you establish your Class Y account, YOU CAN EXCHANGE FUND SHARES BY PHONE IF:

|X| You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X| The fund into which you are exchanging offers Class Y shares
|X| You are not exchanging more than $5 million worth of shares per account per day
|X| You can provide the proper account identification information

THROUGH YOUR INVESTMENT FIRM
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.

CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.



SELLING SHARES
You can sell some or all of your Class Y shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.

|X| The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
|X| Your request must be signed by all registered owners
|X| The transfer agent will not process your request until it is received in good order

BY FAX
|X| You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
|X| You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

BY PHONE
|X| You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
|X| You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


[text box]
HOW TO CONTACT US

BY PHONE [telephone icon]
For information or to request a telephone transaction between 9:00 a.m. and 6:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-888-294-4480
To use FactFoneSM call
1-800-225-4321

BY MAIL [envelope icon]
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014

BY FAX [fax icon]
Fax your exchange and sale requests to:
1-888-294-4485
[end text box]

[text box]

EXCESSIVE TRADING
The fund discourages excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. These practices consist of:
|X| selling shares purchased within the preceding 90 days;
|X| two or more purchases and redemptions in any 90-day period; or |X| any other series of transactions indicative of a timing pattern.

If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.

[end text box]

[text box]
OTHER REQUIREMENTS
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
[end text box]


ACCOUNT OPTIONS
DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.


SHAREOWNER SERVICES

PIONEER WEBSITE
WWW.PIONEERFUNDS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:

|X| Your current account information
|X| Prices, returns and yields of all publicly available Pioneer mutual funds |X| Prospectuses for all the Pioneer mutual funds
|X| A copy of Pioneer's privacy notice

FACTFONESM 1-800-225-4321 You can use FactFoneSM to:

|X| Obtain current information on your Pioneer mutual fund accounts
|X| Inquire about the prices and yields of all publicly available Pioneer mutual funds
|X| Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

PRIVACY
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS You are required to obtain a signature guarantee when you are:

|X| Requesting certain types of exchanges or sales of fund shares
|X| Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

MINIMUM ACCOUNT SIZE

The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE ACCESS
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded.


OTHER POLICIES
The fund and the distributor reserve the right to:
|X| charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
|X| revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
|X|  stop offering Class Y shares
|X| suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
|X| redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

DIVIDENDS, CAPITAL GAINS AND TAXES


DIVIDENDS AND CAPITAL GAINS
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.



TAXES
For U.S. federal income tax purposes, your distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax. Your distributions from the fund's net long-term capital gains are considered long-term capital gains. Dividends that are not exempt-interest dividends and short-term capital gain distributions are taxable as ordinary income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 30% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

[text box: capital icon]
Sales and exchanges may be taxable transactions to shareowners.
[end text box]


FINANCIAL HIGHLIGHTS


Financial highlights are not currently available for Class Y shares because they are a new class of shares. Arthur Andersen LLP's report on the fund's financial statements as of December 31, 2001 for Class A, Class B and Class C shares appears in the fund's annual report. The annual report is available without charge by calling the transfer agent.



PIONEER
TAX-FREE INCOME FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-07597)


















PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

                                                                 11453-00-0202

WWW.PIONEERFUNDS.COM                        (C) Pioneer Funds Distributor, Inc.

                          PIONEER TAX-FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2001
                         (as revised February 28, 2002)


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, dated May 1, 2001 and the fund's Class Y shares prospectus, dated February 28, 2002, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended December 31, 2001 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


1.    Fund History.............................................................2
2.    Investment Policies, Risks and Restrictions..............................2
3.    Trustees and Officers...................................................12
4.    Investment Adviser......................................................16
5.    Principal Underwriter and Distribution Plans............................18
6.    Shareholder Servicing/Transfer Agent....................................22
7.    Custodian...............................................................23
8.    Independent Public Accountants..........................................23
9.    Portfolio Transactions..................................................23
10.   Description of Shares...................................................24
11.   Sales Charges...........................................................26
12.   Redeeming Shares........................................................30
13.   Telephone and Online Transactions.......................................31
14.   Pricing of Shares.......................................................32
15.   Tax Status..............................................................33
16.   Investment Results......................................................38
17.   Financial Statements....................................................41
18.   Annual Fee, Expense and Other Information...............................42
19.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings.................................................46
20.   Appendix B - Performance Statistics.....................................52
21.   Appendix C - Other Pioneer Information..................................72

1. FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993, the fund was called Mutual of Omaha Tax-Free Income Fund, Inc. and prior to June 30, 1994 was called Pioneer Tax-Free Income Fund, Inc.

2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Primary Investments

The investment objective of the fund is to seek as high a level of income exempt from U.S. federal income tax as possible, consistent with preservation of capital. To achieve this objective, the fund intends to invest in a diversified portfolio of obligations issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds"), the interest on which is excluded from gross income for U.S. federal income tax purposes. The fund will invest primarily in Tax-Exempt Bonds which are rated investment grade at the time of purchase or, if unrated, of equivalent quality as determined by the fund's investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.


Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Accordingly, investing in lower quality securities might not be consistent with preservation of capital. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


The fund may invest up to 10% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. At December 31, 2001, 0.6% of the fund's total assets were rated BB (or were of equivalent quality), 0.8% of the fund's total assets were rated B (or were of equivalent quality) and 0% of the fund's total assets were rated below B (or were of equivalent quality).


Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The fund may invest more than 25% of its total assets in securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. In view of this, an investment in the fund should be made with an understanding of the characteristics of these economic sectors and the potential risks of such an investment. Sector-wide problems include the effects of fluctuating economic conditions, energy conservation practices on levels of usage, difficulties in obtaining timely and adequate rate relief, compliance with environmental regulations, increasing capital expenditures and uncertainties with respect to fuel availability at reasonable prices. The fund does not consider broader economic sectors of the municipal bond market such as the utilities sector to be a single industry and will not purchase securities if more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state or it may invest up to 20% of its total assets in industrial development bonds.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds (as set forth in the prospectus). Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

When-Issued and Delayed Delivery Securities


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."


Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund does not currently invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor. However, the fund has applied for, and if granted would rely upon, an exemptive order from the Securities and Exchange Commission ("SEC") that would permit the fund to invest cash balances in money market funds managed by Pioneer.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund.

The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

The fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

Futures Contracts

To hedge against changes in securities prices or interest rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The fund will engage in futures transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures position, the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the amounts of initial margin deposits on the fund's existing non-hedging futures contracts would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts.

While transactions in futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Inverse Floating Rate Securities. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments. The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations includes certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Investment Restrictions

In compliance with an informal position taken by the staff of the SEC regarding leverage, the fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.    more than 50% of the outstanding shares of the fund.

The fund may not:

1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the fund's total assets, more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the fund's total assets at the time of borrowing;

3. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets;

5. Underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account;

6. Purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the fund from investing in Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof;

8. Make loans, except through the purchase of securities, including repurchase agreements, in accordance with its investment objective, policies and limitations;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts; or

10. Purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those officers and trustees of the fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

1. The fund will not concentrate its assets in the securities of issuers in any one industry expect that the fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market.

2. The fund will not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.



3.   TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




------------------------------------------------------------------------------------------------------------------------------------
                                             Term of Office
Name, Age and           Position Held        and Length of         Principal Occupation During Past         Other Directorships Held
Address                 With the Fund        Service               Five Years                               by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.      Chairman of the      Trustee since 1993.   Deputy Chairman and a Director of        Director of Harbor
(75)*                   Board, Trustee and   Serves until          Pioneer Global Asset Management S.p.A.   Global Company, Ltd.
                        President            retirement or         ("PGAM"); Non-Executive Chairman and a
                                             removal.              Director of Pioneer Investment
                                                                   Management USA Inc. ("PIM-USA");
                                                                   Chairman and a Director of Pioneer;
                                                                   President of all of the Pioneer Funds;
                                                                   and Of Counsel (since 2000, partner
                                                                   prior to 2000), Hale and Dorr LLP
                                                                   (counsel to PIM-USA and the Pioneer
                                                                   Funds)
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci        Trustee and          Trustee since         Director and CEO-US of PGAM since        None
(44)**                  Executive Vice       October, 2001.        November 2001; Director, Chief
                        President            Serves until          Executive Officer and President of
                                             retirement or         PIM-USA since October 2001; Director
                                             removal.              of Pioneer Funds Distributor, Inc.
                                                                   ("PFD") and Pioneer Investment
                                                                   Management Shareholder Services, Inc.
                                                                   ("PIMSS") since October 2001;
                                                                   President and a Director of Pioneer
                                                                   and Pioneer International Corporation
                                                                   since October 2001; Executive Vice
                                                                   President of all of the Pioneer Funds
                                                                   since October 2001; President of
                                                                   Fidelity Private Wealth Management
                                                                   Group from 2000 through October 2001;
                                                                   and Executive Vice President--
                                                                   Distribution and Marketing of Fidelity
                                                                   Investments Institutional Services and
                                                                   Fidelity Investments Canada Ltd. prior
                                                                   to 2000
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (53)           Trustee          Trustee since 1997.   President, Bush & Co. (international     Director and/or Trustee
4201 Cathedral Avenue,                       Serves until          financial advisory firm)                 of Brady Corporation
NW, Washington, DC 20016                     retirement or                                                  (industrial
                                             removal.                                                       identification and
                                                                                                            specialty coated
                                                                                                            material products
                                                                                                            manufacturer), Mastec
                                                                                                            Inc. (communications and
                                                                                                            energy infrastructure),
                                                                                                            Mortgage Guaranty
                                                                                                            Insurance Corporation,
                                                                                                            R.J. Reynolds Tobacco
                                                                                                            Holdings, Inc. (tobacco)
                                                                                                            and Student Loan
                                                                                                            Marketing Association
                                                                                                            (secondary marketing of
                                                                                                            student loans)
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.     Trustee          Trustee since 1993.   Alexander Graham Bell Professor of       None
(75)                                         Serves until          Health Care Entrepreneurship, Boston
Boston University                            retirement or         University; Professor of Management,
Healthcare                                   removal.              Boston University School of
Entrepreneurship Program,                                          Management; Professor of Public
53 Bay State Road,                                                 Health, Boston University School of
Boston, MA 02215                                                   Public Health; Professor of Surgery,
                                                                   Boston University School of Medicine;
                                                                   University Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)   Trustee          Trustee since 1993.   Founding Director, The Winthrop Group,   None
1001 Sherbrooke Street                       Serves until          Inc. (consulting firm); Professor of
West, Montreal, Quebec,                      retirement or         Management, Faculty of Management,
Canada                                       removal.              McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (53)    Trustee          Trustee since 1993.   President, Newbury, Piret & Company,     Director, Organogenesis
One Boston Place, 26th                       Serves until          Inc. (merchant banking firm)             Inc. (tissue engineering
Floor, Boston, MA 02108                      retirement or                                                  company)
                                             removal.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (73)        Trustee          Trustee since 1993.   Of Counsel, Sullivan & Cromwell (law     Director, Dresdner RCM
125 Broad Street, New                        Serves until          firm)                                    Global Strategic Income
York, NY 10004                               retirement or                                                  Fund, Inc. and The Swiss
                                             removal.                                                       Helvetia Fund, Inc.
                                                                                                            (closed-end investment
                                                                                                            companies), AMVESCAP PLC
                                                                                                            (investment managers)
                                                                                                            and First ING Life
                                                                                                            Insurance Company of New
                                                                                                            York
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (65)          Trustee          Trustee since 1993.   President, John Winthrop & Co., Inc.     Director of NUI Corp.
One North Adgers Wharf,                      Serves until          (private investment firm)                (energy sales, services
Charleston, SC 29401                         retirement or                                                  and distribution)
                                             removal.
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
Joseph P. Barri (55)    Secretary            Since 1993. Serves    Partner, Hale and Dorr LLP; Secretary    None
                                             at the discretion     of all of the Pioneer Funds
                                             of Board
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa     Assistant Secretary  Since November,       Secretary of PIM-USA; Senior Vice        None
(54)                                         2000. Serves at the   President- Legal of Pioneer; and
                                             discretion of Board   Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries since October 2000;
                                                                   Assistant Secretary of all of the
                                                                   Pioneer Funds since November 2000;
                                                                   Senior Counsel, Assistant Vice
                                                                   President and Director of Compliance
                                                                   of PIM-USA from April 1998 through
                                                                   October 2000; Vice President and
                                                                   Assistant General Counsel, First Union
                                                                   Corporation from December 1996 through
                                                                   March 1998
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (56)       Treasurer            Since November,       Vice President-Fund Accounting and       None
                                             2000. Serves at the   Custody Services of Pioneer (Manager
                                             discretion of Board   from September 1996 to February 1999);
                                                                   and Treasurer of all of the Pioneer
                                                                   Funds (Assistant Treasurer from June
                                                                   1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (36)   Assistant Treasurer  Since Novmber,        Assistant Vice President-Fund            None
                                             2000. Serves at the   Accounting, Administration and Custody
                                             discretion of Board   Services of Pioneer (Fund Accounting
                                                                   Manager from 1994 to 1999); and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------------------------------------
John F. Daly III (36)   Assistant Treasurer  Since November,       Global Custody and Settlement Division   None
                                             2000. Serves at the   Manager of PIM-USA; and Assistant
                                             discretion of Board   Treasurer of all of the Pioneer Funds
                                                                   since November 2000
------------------------------------------------------------------------------------------------------------------------------------



*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.



                                         Investment Adviser          Principal
Fund Name                                                            Underwriter


Pioneer America Income Trust             Pioneer                     PFD
Pioneer Balanced Fund                    Pioneer                     PFD
Pioneer Bond Fund                        Pioneer                     PFD
Pioneer Cash Reserves Fund               Pioneer                     PFD
Pioneer Emerging Markets Fund            Pioneer                     PFD
Pioneer Equity Income Fund               Pioneer                     PFD
Pioneer Europe Fund                      Pioneer                     PFD
Pioneer Europe Select Fund               Pioneer                     PFD
Pioneer Fund                             Pioneer                     PFD
Pioneer Global Consumers Fund            Pioneer                     PFD

Pioneer Global Energy & Utilities Fund   Pioneer                     PFD
Pioneer Global Financials Fund           Pioneer                     PFD
Pioneer Global Health Care Fund          Pioneer                     PFD
Pioneer Global High Yield Fund           Pioneer                     PFD
Pioneer Global Industrials Fund          Pioneer                     PFD
Pioneer Global Telecoms Fund             Pioneer                     PFD
Pioneer Global Value Fund                Pioneer                     PFD
Pioneer Growth Shares                    Pioneer                     PFD
Pioneer High Yield Fund                  Pioneer                     PFD
Pioneer Independence Fund                Pioneer                     Note 1
Pioneer Interest Shares                  Pioneer                     Note 2
Pioneer International Equity Fund        Pioneer                     PFD
Pioneer International Value Fund         Pioneer                     PFD
Pioneer Large Cap Value Fund             Pioneer                     PFD
Pioneer Market Neutral Fund              Pioneer                     PFD
Pioneer Mid Cap Growth Fund              Pioneer                     PFD
Pioneer Mid Cap Value Fund               Pioneer                     PFD
Pioneer Real Estate Shares               Pioneer                     PFD
Pioneer Science & Technology Fund        Pioneer                     PFD
Pioneer Small Cap Value Fund             Pioneer                     PFD
Pioneer Small Company Fund               Pioneer                     PFD
Pioneer Strategic Income Fund            Pioneer                     PFD
Pioneer Tax Free Income Fund             Pioneer                     PFD
Pioneer Tax Managed Fund                 Pioneer                     PFD
Pioneer Value Fund                       Pioneer                     PFD
Pioneer Variable Contracts Trust         Pioneer                     Note 3

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 24 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

Board Committees

During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, which is composed of Ms. Piret (chairperson), Mr. West and Mr. Winthrop; a Nominating Committee, which is composed of Ms. Bush and Dr. Egdahl; a Valuation Committee, which is composed of Ms. Bush, Ms. Piret and Mr. Winthrop; and an Independent Trustee Committee, which is composed of all the fund's Independent Trustees. Ms. Graham is chairperson of the Independent Trustees Committee. During the most recent fiscal year, the Audit, Nominating, Valuation and Independent Trustees Committees held 12, 0, 12 and 12 meetings, respectively.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and assess from time to time, as it deems necessary and appropriate:

      |X|   brokerage and soft dollar arrangements of the fund,

      |X|   the utilization of any line of credit, and

      |X|   "as of" gain/loss activity of the fund;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
o prior to January 1, 2001, each fund, regardless of its assets, paid each Interested Trustee an annual fee of $500 (Pioneer reimburses the fund for these fees).
o as of January 1, 2001, each fund with assets greater than $50 million pays each Interested Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2001, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD or any person in a control relationship to PFD. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer, PFD or any person that controls PFD. During the calendar years 2000 and 2001, none of the Independent

Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o     the fund
o     an officer of the fund
o     a related fund
o     an officer of any related fund
o     Pioneer
o     PFD
o     an officer of PFD
o     any affiliate of Pioneer or PFD
o     an officer of any such affiliate

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds exceeded $60,000 in each of 2000 and 2001.

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o     Pioneer
o     PFD
o     UniCredito Italiano
o     any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o     the fund
o     any related fund
o     Pioneer
o     PFD
o     any affiliated person of the fund
o     UniCredito Italiano
o     any other entity in a control relationship to the fund

Factors considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed, among other things:

      o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

      o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

      o     the fund's projected total operating expenses;

      o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

      o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

      o     the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the fund since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 of the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% on assets over $300 million. This fee is normally computed and accrued daily and paid monthly.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.


Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.


It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A and Class C shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

      o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

            o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

            o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

      o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

      o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

      o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10. DESCRIPTION OF SHARES


As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The fund's Agreement and Declaration of Trust, dated as of June 16, 1994 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11. SALES CHARGES


The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                          Sales Charge as a % of
                                          ----------------------
                                          Offering            Net Amount        Dealer
Amount of Purchase                        Price               Invested          Reallowance
Less than $100,000                        4.50                4.71              4.00
$100,000 but less than $250,000           3.50                3.63              3.00
$250,000 but less than $500,000           2.50                2.56              2.00
$500,000 but less than $1,000,000         2.00                2.04              1.75
$1,000,000 or more                        0.00                0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                   CDSC as a % of Dollar
Year Since Purchase                               Amount Subject to CDSC

First                                                        4.0
Second                                                       4.0
Third                                                        3.0
Fourth                                                       3.0
Fifth                                                        2.0
Sixth                                                        1.0
Seventh and thereafter                                       0.0

On March 31, 1999, in accordance with a tax-free reorganization approved by shareholders of Pioneer Intermediate Tax-Free Fund, Pioneer Intermediate-Tax Free Fund transferred all of its assets to the fund, and the fund assumed Pioneer Intermediate Tax-Free Fund's liabilities. Class A, Class B and Class C shares of the fund were issued proportionately to the respective holders of shares of Pioneer Intermediate Tax-Free Fund on the reorganization date. Such Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates shown in the table below.

                                                   CDSC as a % of Dollar
Year Since Purchase                               Amount Subject to CDSC

First                                                        3.0
Second                                                       3.0
Third                                                        2.0
Fourth                                                       1.0
Fifth and thereafter                                         0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years (five years in the case of Class B shares issued to former shareowners of Pioneer Intermediate Tax-Free Fund in connection with the reorganization described above) after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at the public offering price, which includes a sales charge of 1% of the amount invested. Class C shares redeemed within one year of purchase will also be subject to a CDSC of 1%.

                                             Sales Charge as a % of
                                             ----------------------
                                   Offering            Net Amount Dealer
Amount of Purchase                 Price*              Invested   Reallowance

All amounts                        1.00                1.01       1.00

*If you established your Class C share account directly or through an omnibus account with a broker-dealer on or before September 28, 2001, your shares will not be subject to the 1% initial sales charge on exchanges or additional purchases of Class C shares. Your broker-dealer must inform PFD of your eligibility for a waiver at the time of sale.

The CDSC will be assessed on the amount equal to the lesser of the current market value or the original purchase cost (less any initial sales charge) of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares purchased through the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

The initial and contingent deferred sales charges are subject to waiver in certain circumstances as described in the prospectus. As of October 1, 2001, the following are broker-dealers which have entered into agreements with PFD to receive a reduced commission at the time of purchase and whose clients are entitled to a waiver of the initial sales charge:

Merrill Lynch Pierce Fenner & Smith
Mutual of Omaha Investor Services
Kirkpatrick Pettis Smith
Dain Rauscher Incorporated
Capital Financial Services
Securities America, Inc.
A. G. Edwards
Morgan Stanley Dean Witter
Stifel Nicolas & Co. Inc.

Shareholders who held Class C shares of a Pioneer fund on September 28, 2001 directly or through an omnibus account with a broker-dealer ("Grandfathered Shareholders") are only entitled to a waiver of the initial sales charge if their broker informs PFD at the time of purchase that the shares are being purchased for the account of a Grandfathered Shareholder. If you are a Grandfathered Shareholder you should notify your broker-dealer before purchasing Class C shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Additional Payments to Dealers


From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period. PFD has elected to make the following payments to A.G. Edwards with respect to orders placed from February 1, 2002 through April 15, 2002: (i) PFD will reallow the entire sales charge for all sales of Class A shares for orders placed for IRA accounts; (ii) an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts; and (iii) 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.


12. REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C Shares) A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A or Class C shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X|   For new accounts, complete the online section of the account application
|X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o     net asset value prices for all Pioneer mutual funds;

o     annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o     dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. The fund's maximum offering price per Class C share is determined by adding the maximum sales charge to the net asset value per Class C share (Class C shares may be subject to a CDSC). Class B shares are offered at net asset value without the imposition of an initial sales charge (Class B shares may be subject to a CDSC).

15. TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.


Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Effective for 2001, the fund is eligible to make a U.S. federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If the fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the fund makes such an election with respect to readily available stock, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock on January 2, 2001. If the fund makes such an election with respect to any other stock or securities, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the fund would be required to recognize any current capital gains (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the fund to have difficulty obtaining cash to satisfy its distribution requirements. The fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the fund's tax liability and to maximize its return from these investments.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold such shares as capital assets may be eligible to make an irrevocable U.S. federal income tax election on their 2001 U.S. federal income tax returns that would reduce the applicable federal capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of the shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current applicable federal capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A or Class C shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the fund withhold (as "backup withholding") 30% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16. INVESTMENT RESULTS

Quotations, Comparisons and General Information


From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, yield or total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Lehman Brothers Municipal Bond Index; or other comparable indices or investment vehicles.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                   a-b     6
                     YIELD = 2[ ( ----- +1) -1]
                                   cd
Where:

      a   =   interest earned during the period

      b   =   net expenses accrued for the period

      c   =   the average daily number of shares outstanding during the
              period that were entitled to receive dividends

      d   =   the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

(i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

(ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

(iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

(iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.

See Annual Fee, Expense and Other Information for the standardized yield quotation for each class of fund shares as of the most recently completed fiscal year.

Taxable Equivalent Yield

The fund may also from time to time advertise its taxable equivalent yield which is determined by dividing that portion of the fund's yield (calculated as described above) that is tax exempt by one minus the stated U.S. federal income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax exempt.

See Annual Fee, Expense and Other Information for the taxable equivalent yield for each class of fund shares as of the most recently completed fiscal year.

Standardized Average Annual Total Return Quotations

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                 n
           P(1+T)  = ERV

Where:

      P        =     a hypothetical initial payment of $1,000, less the maximum sales load of $45.00 for Class A shares or the maximum sales load of $10.00 for Class C shares or the deduction of the CDSC for Class B and Class C shares at the end of the period; for Class Y shares, no sales load or CDSC applies

      T        =    average annual total return

      n        =    number of years

      ERV      =    ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

Standardized Average Annual Total Return Quotations (After Taxes on
Distributions)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

            n
      P(1+T)  = ATV
                   D
      Where:

      P      =        a hypothetical initial payment of $1,000

      T      =        average annual total return (after taxes on distributions)

      n      =        number of years

      ATV    =        ending value of a hypothetical $1,000 payment
         D            made at the beginning of the 1-, 5-, or 10-year
                      periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The taxes due on any distributions by the fund are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions) for each class of fund shares as of the most recently completed fiscal year.

Standardized Average Annual Total Return Quotations (After Taxes on Distributions and Redemption)

Average annual total return quotations (after taxes on distributions and redemptions) are computed by finding the average annual compounded rate of return (after taxes on distributions and redemptions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

              n
      P(1 + T)  = ATV
                     DR
      Where:

      P      =        a hypothetical initial payment of $1,000

      T      =        average annual total return (after taxes on distributions
                      and redemption)

      n      =        number of years

      ATV    =        ending value of a hypothetical $1,000 payment
         DR           made at the beginning of the 1-, 5-, or 10-year
                      periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The taxes due on any distributions by the fund and redemptions are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions and redemptions) for each class of fund shares as of the most recently completed fiscal year.


17. FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended December 31, 2001 from the fund's annual report filed with the SEC on February 28, 2002 (Accession No. 0000831120-02-000022) is incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectus, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The fund's annual portfolio turnover rate was 92% for the fiscal year ended December 31, 2001.


Share Ownership


As of January 31, 2002, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of January 31, 2002:



                                                                 Number of
Record Holder                                       Share Class  Shares     % of Class
Merrill Lynch, Pierce, Fenner & Smith               Class B      254,127    20.49
Incorporated for the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner & Smith               Class C      68,130     22.55
Incorporated for the Sole Benefit of Its Customers
4800 Deer Lake Drive east 2nd Floor
Jacksonville, FL 32246-6484

Southwest Securities Inc FBO

G. Vance Smith Jr.                                  Class C      21,354     7.07
P.O. Box 509002
Dallas, TX 75250

Raffaella R. Buonocore                              Class C      16,904     5.60
Trustee of the Raffaella R.
Buonocore Living Trust
1720 Walnut Street
Chester, PA 19013-5725

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2001. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2001. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2001. The dollar ranges in this table are in accordance with SEC requirements.



------------------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Dollar Range of Equity Securities in
                                           Dollar Range of Equity           All Registered Investment Companies in the
Name of  Trustee                           Securities in the Fund           Pioneer Family of Funds
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                         None                             Over $100,000
Daniel T. Geraci                           None                             None
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                               None                             $10,001-$50,000
Richard H. Egdahl, M.D.                    None                             $50,001-$100,000
Margaret B.W. Graham                       None                             $10,001-$50,000
Marguerite A. Piret                        None                             $50,001-$100,000
Stephen K. West                            None                             $50,001-$100,000
John Winthrop                              $50,001-$100,000                 Over $100,000
------------------------------------------------------------------------------------------------------------------------------



Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



------------------------------------------------------------------------------------------------------------------------------
                                                                   Pension or Retirement
                                         Aggregate Compensation    Benefits Accrued as Part   Total Compensation from the
Name of Trustee                          from Fund**               of Fund Expenses           Fund and Other Pioneer Funds***
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr*.                              $375.00                     $0.00                      $18,000.00
Daniel T. Geraci* +                                0.00                      0.00                        4,500.00
David D. Tripple++                                281.25                     0.00                        13,500.00
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                      949.50                     0.00                        91,250.00
Richard H. Egdahl, M.D.                           949.50                     0.00                        91,250.00
Margaret B.W. Graham                              992.25                     0.00                        99,750.00
Marguerite A. Piret                              1,076.25                    0.00                       116,750.00
Stephen K. West                                  1,034.25                    0.00                       108,250.00
John Winthrop                                    1,013.25                    0.00                       104,000.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total:                                          $6,671.25                    $0.00                      $647,250.00
                                                                             -----
------------------------------------------------------------------------------------------------------------------------------



* Under the management contract, Pioneer reimburses the fund for any interested Trustee fees paid by the fund.
** For the fiscal year ended December 31, 2001. There are 59 U.S. registered investment portfolios in the Pioneer Family of Funds.
***   For the calendar year ended December 31, 2001.
+     Mr. Geraci became a Trustee effective October 26, 2001.
++    Mr. Tripple resigned as Trustee effective September 30, 2001.

Approximate Management Fees the Fund Paid or Owed Pioneer

For the Fiscal Years Ended December 31,
2001                               2000                              1999

$1,728,126                         $1,748,039                        $2,005,180

Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Year Ended December 31,
2001              2000             1999
$56,216           $68,888          $103,305


Carryovers of Distribution Expenses

As of December 31, 2001 there was a carryover of distribution expenses in the amount of $69,420 under the Class A Plan.

Approximate Net Underwriting Commissions Retained by PFD

For the Fiscal Years Ended December 31,
2001                                 2000                              1999
$56,481                              $7,482                            $43,000

Approximate Commissions Reallowed to Dealers (Class A)

For the Fiscal Years Ended December 31,
2001                                 2000                              1999
$491,869                             $361,264                          $367,000

Approximate Commissions Reallowed to Dealers (Class C)

For the Fiscal Years Ended December 31,
2001                                 2000                              1999

$4,636                               N/A                               N/A

Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2001

Class A Plan                      Class B Plan                      Class C Plan


$846,171                          $121,186                          $23,308


CDSCs


During the fiscal year ended December 31, 2001, CDSCs in the amount of $49,899 were paid to PFD.


Brokerage and Underwriting Commissions (Portfolio Transactions)

For the Fiscal Years Ended December 31,

2001                                 2000                              1999

$0                                   $0                                $0


Capital Loss Carryforwards as of December 31, 2001

As of the end of its most recent taxable year, the fund did not have a capital loss carryforward.

Average Annual Total Returns (December 31, 2001)




                                                                     Average Annual Total Return (%)
                                                                                                  Since            Inception
Class of Shares                            One Year        Five Years           Ten Years         Inception        Date
Class A Shares
Return before taxes                        (0.55)          4.22                 5.52              6.34             1/18/77
Return after taxes on distributions        (0.85)          3.93                 6.89              14.02
Return after taxes on distributions and
sale of shares                             1.69            4.25                 7.03              14.03
Class B Shares
Return before taxes                        0.54            4.24                 N/A               1.88             4/28/95
Return after taxes on distributions        (0.87)          3.78                 N/A               4.55
Return after taxes on distributions and
sale of shares                             1.49            4.02                 N/A               4.67
Class C Shares
Return before taxes                        10.59           4.19                 N/A               3.92
Return after taxes on distributions        1.03            4.12                 N/A               4.05
Return after taxes on distributions and
sale of shares                             2.64            4.35                 N/A               4.34             1/31/96

Standardized 30-Day Yield (December 31, 2001)


Class of Shares                              Yield (%)


Class A Shares                               4.17
Class B Shares                               3.62
Class C Shares                               3.52

Taxable Equivalent Yield (39.6% Federal Income Tax Bracket) (December 31, 2001)


Class of Shares                              Yield (%)


Class A Shares                               6.90
Class B Shares                               5.99
Class C Shares                               5.83

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.

--------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      o     Nature of and provisions of the obligation;
      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


----------
(2)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

20. APPENDIX B - PERFORMANCE STATISTICS

                          Pioneer Tax-Free Income Fund
                                 Class A Shares

                     Initial                             Sales Charge                        Net Asset Value   Initial Net
Date                 Investment        Offering Price    Included          Shares Purchased  Per Share         Asset Value
1/18/77              $10,000           $15.79            4.50%             633.312           $15.08            $9,550

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                                       From Capital Gains            From Dividends
Date                          From Investment                  Reinvested                Reinvested                 Total Value
12/31/91                               $7,593                      $1,302                   $16,451                     $25,346
12/31/92                               $7,650                      $1,800                   $18,108                     $27,558
12/31/93                               $8,031                      $2,534                   $20,571                     $31,136
12/31/94                               $7,119                      $2,254                   $19,778                     $29,151
12/31/95                               $7,828                      $2,719                   $23,511                     $34,058
12/31/96                               $7,574                      $3,188                   $24,512                     $35,274
12/31/97                               $7,707                      $3,987                   $26,733                     $38,428
12/31/98                               $7,613                      $5,051                   $28,145                     $40,809
12/31/99                               $6,953                      $4,695                   $27,409                     $39,057
12/31/00                               $7,410                      $5,002                   $31,188                     $43,600
12/31/01                               $7,264                      $5,595                   $32,541                     $45,400


                                 Class B Shares

                     Initial                             Sales Charge                        Net Asset Value   Initial Net
Date                 Investment        Offering Price    Included          Shares Purchased  Per Share         Asset Value
4/28/95              $10,000           $11.81            0.00%             846.74            $11.81            $10,000

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                          Pioneer Tax-Free Income Fund
                                 Class B Shares

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                          From Capital Gains    From Dividends
Date               From Investment            Reinvested        Reinvested      CDSC if Redeemed       Total Value            CDSC %
12/31/95                   $10,423                   $77              $294                  $400           $10,394              4.00
12/31/96                   $10,059                  $250              $771                  $400           $10,680              4.00
12/31/97                   $10,237                  $488            $1,260                  $300           $11,685              3.00
12/31/98                   $10,102                  $829            $1,704                  $300           $12,335              3.00
12/31/99                    $9,230                  $782            $1,990                  $185           $11,817              2.00
12/31/00                    $9,839                  $834            $2,623                   $98           $13,198              1.00
12/31/01                    $9,645                $1,028            $3,072                    $0           $13,745              0.00


                                 Class C Shares


                     Initial                             Sales Charge                        Net Asset Value   Initial Net
Date                 Investment        Offering Price    Included          Shares Purchased  Per Share         Asset Value
1/31/96              $10,000           $12.44            1.00%             803.859           $12.32            $9,904


                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                          From Capital Gains    From Dividends
Date                   From Investment            Reinvested        Reinvested      CDSC if Redeemed   Total Value            CDSC %
12/31/96                        $9,642                  $163              $414                   $96       $10,123              1.00
12/31/97                        $9,830                  $381              $859                    $0       $11,070              0.00
12/31/98                        $9,691                  $696            $1,273                    $0       $11,660              0.00
12/31/99                        $8,856                  $659            $1,571                    $0       $11,086              0.00
12/31/00                        $9,367                  $697            $2,196                    $0       $12,260              0.00
12/31/01                        $9,092                  $870            $2,590                    $0       $12,522              0.00


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

Comparative Performance Index Descriptions

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

Standard &Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

Dow Jones Industrial Average. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

U.S. Inflation. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Prior to January 1978, the Consumer Price Index (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA Indexes. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

Merrill Lynch High Yield Master II Index. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.

Merrill Lynch Global High Yield Index. The Merrill Lynch Global High Yield Index is a broad-based measure of the performance of the U.S. and non-U.S. non-investment grade bond markets.

Long-Term U.S. Government Bonds. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago.

Intermediate-Term U.S. Government Bonds. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Morgan Stanley Capital International ("MSCI") Indices: These unmanaged indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world.

MSCI Europe, Australasia, Far East (EAFE) Index. The MSCI EAFE Index is a widely recognized capitalization-weighted measure of 22 international stock markets.

MSCI Emerging Markets Free Index. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in emerging markets; it reflects only those securities available to foreign investors.

MSCI World Index. The MSCI World Index is a widely recognized capitalization-weighted index of stocks traded in the United States and in the 22 countries represented in the MSCI EAFE Index.

MSCI All Country (AC) World Free ex USA Index. The MSCI AC World Free ex USA Index is a widely recognized capitalization-weighted index of stocks traded in securities markets outside of the U.S.

MSCI Europe Index. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE Index. These countries are: Austria, Belgium Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Telecommunication Services Index. The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets.

MSCI World Health Care Index. The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets.

MSCI World Financials Index. The MSCI World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets.

MSCI World Energy Index. The MSCI World Energy Index is a global index that measures the performance of a group of related industries that comprise the energy sector in developed markets.

MSCI World Utilities Index. The MSCI World Utilities Index is a global index that measures the performance of a group of related industries that comprise the utilities sector in developed markets.

MSCI World Industrials Index. The MSCI World Industrials Index is a global index that measures the performance of a group of related industries that comprise the industrials sector in developed markets.

MSCI World Materials Index. The MSCI World Materials Index is a global index that measures the performance of a group of related industries that comprise the materials sector in developed markets.

MSCI World Consumer Discretionary Index. The MSCI World Consumer Discretionary Index is a global index that measures the performance of a group of related industries that comprise the consumer discretionary sector in developed markets.

MSCI World Consumer Staples Index. The MSCI World Consumer Staples Index is a global index that measures the performance of a group of related industries that comprise the consumer staples sector in developed markets.

6-Month CDs. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

Long-Term U.S. Corporate Bonds. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over-the-counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity.

Lehman Brothers Government/Credit Bond Index. The Lehman Brothers
Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment grade corporate bonds and Yankee bonds.

Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

Lehman Brothers Mortgage-Backed Index. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years.

Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.

U.S. (30-Day) Treasury Bills. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976.

National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted.

Russell U.S. Equity Indexes:

Russell 3000(R)Index. Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index. Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index. Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Midcap(R) Index. Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell 3000(R) Growth Index. Measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Russell 3000(R) Value Index. Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Russell 1000(R) Growth Index. Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index. Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index. Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index. Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap(R) Growth Index. Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

Russell Midcap(R) Value Index. Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index.

Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and is rebalanced monthly. Returns are calculated on a buy and hold basis.

Standard & Poor's MidCap 400 Index. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Lipper Indexes: These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

Lipper Growth and Income Fund Index. The Lipper Growth and Income Fund Index is a measure of the investment performance of mutual funds with a growth and income investment objective.

Lipper Growth Fund Index. The Lipper Growth Fund Index is a measure of the investment performance of mutual funds with a growth investment objective.

Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Bank Savings Account. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Nasdaq Composite Index. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies.


Sources: Dow Jones & Company, Inc., Ibbotson Associates, Morgan Stanley Capital International, NAREIT, Frank Russell Company, Wilshire Associates Incorporated, Towers Data Systems, Lipper, Inc. and PIM-USA

21. APPENDIX C - OTHER PIONEER INFORMATION



The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 2001, Pioneer and its investment management affiliate, Pioneer Investment Management Limited, employed a professional investment staff of approximately 180.

Total assets of all Pioneer U.S. mutual funds at December 31, 2001, were approximately $19 billion representing 1,257,787 shareholder accounts, including 732,385 non-retirement accounts and 525,402 retirement accounts.